For period ending   January 31, 1998

File number 811-7374


77.  A.   Is the Registrant filing any of the following attachments with
the current filing of Form N-SAR?  (ANSWER FOR ALL SERIES AS A GROUP)      Y
                                                                          Y/N


NOTE:  If answer is "Y" (Yes), mark those items below being filed as an
attachment to this form or incorporated by reference.                     Y/N

     B.   Accountant s report on internal control                         ___
     C.   Matters submitted to a vote of security holders                  N
     D.   Policies with respect to security investments                    N
     E.   Legal proceedings                                                N
     F.   Changes in security for debt                                     N
     G.   Defaults and arrears on senior securities                        N
     H.   Changes in control of Registrant                                 N
     I.   Terms of new or amended securities                               N
     J.   Revaluation of assets or restatement of capital share account    N
     K.   Changes in Registrant s certifying accountant                    N
     L.   Changes in accounting principles and practices                  ___
     M.   Mergers                                                          N
     N.   Actions required to be reported pursuant to Rule 2a-7            N
     O.   Transactions effected pursuant to Rule 10f-3                     Y
     P.   Information required to be filed pursuant to existing exemptive
          orders                                                           N
Attachment Information (Cont. On Screen 39)

For period ending   January 31, 1998

File number 811-7374


Attachment Information (Cont. from Screen 38)

77.  Q.   1.   Exhibits                                                   ___
                                                                          Y/N

          2.   Any information called for by instructions to sub-item
               77Q2                                                        N
                                                                          Y/N

          3.   Any information called for by instructions to sub-item
               77Q3                                                        N
                                                                          Y/N




SCREEN NUMBER:  39

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __
__ __ __ __ __ __ __


79. List the "811" numbers and names of Registrant s wholly-owned investment company subsidiaries consolidated in this report.


811 Number
Subsidiary Name

 FORM 10f-3    FUND:    PaineWebber Small Cap Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Rambus

2.   Date of Purchase:  5/14/97
3.  Date offering commenced: 5/14/97

3.   Underwriters from whom purchased:    Morgan Stanley

4.   "Affiliated Underwriter" managing or participating in syndicate:
      PaineWebber

5.   Aggregate principal amount of purchase:    12,000

6.   Aggregate principal amount of offering:     33,000,000

7.   Purchase price (net of fees and expenses):    12

8.   Initial public offering price:    12

9.   Commission, spread or profit:           %               $  .50


10.  Have the following conditions been satisfied?
YES
NO


     a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
          Section 3(a)(29) of the Securities Exchange Act   of 1934.


____X___


_______


     b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X___



_______


     c.   The underwriting was a firm commitment underwriting.
____X___
_______


     d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____X___


_______


     e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X___


_______


          (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.





___N/A__





_______


     f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____X___




_______


     g.   The purchase price was less than 3% of the Fund's total assets.
____X___
_______


     h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



____X___



_______


Approved:    /s/ Donald Jones
Date:     5/31/97
FORM 10f-3
FUND:    PaineWebber Small Cap Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:     Knoll Inc.

2.   Date of Purchase:  5/9/97

3.  Date offering commenced:    5/9/97


3.   Underwriters from whom purchased:    Merrill Lynch

4.   "Affiliated Underwriter" managing or participating in
syndicate:   PaineWebber

5.   Aggregate principal amount of purchase:     207,400

6.   Aggregate principal amount of offering:     136,000,000

7.   Purchase price (net of fees and expenses):    17

8.   Initial public offering price:    17

9.   Commission, spread or profit:           %              $  .60


10.  Have the following conditions been satisfied?
YES
NO


     a.   The securities are part of an issue registered under
          the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
          Section 3(a)(29) of the Securities Exchange Act   of 1934.


____X___


_______


     b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X___



_______


     c.   The underwriting was a firm commitment underwriting.
____X___
_______


     d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____X___


_______


     e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X___


_______


          (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at
                least one such rating       organization.





___N/A__





_______


     f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____X___




_______


     g.   The purchase price was less than 3% of the Fund's total assets.
____X___
_______


     h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



____X___



_______


Approved:     /s/ Donald Jones
Date:     5/12/97
FORM 10f-3     FUND:    PaineWebber Small Cap Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    J. T. Cigar

2.   Date of Purchase:    6/26/97

3.  Date offering commenced:
6/26/97

3.   Underwriters from whom purchased:    Wheat 1st Securities

4.   "Affiliated Underwriter" managing or participating in syndicate
     PaineWebber

5.   Aggregate principal amount of purchase:    85,000

6.   Aggregate principal amount of offering:     51,000,000

7.   Purchase price (net of fees and expenses):    17

8.   Initial public offering price:    17

9.   Commission, spread or profit:           %        $   .72


10.  Have the following conditions been satisfied?
YES
NO


     a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of
          the Securities Exchange Act   of 1934.

____X___


_______


     b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X___



_______


     c.   The underwriting was a firm commitment underwriting.
____X___
_______


     d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____X___


_______


     e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X___


_______


          (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.





___N/A__





_______


     f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____X___




_______


     g.   The purchase price was less than 3% of the Fund's total assets.
____X___
_______


     h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



____X___



_______


Approved:    /s/ Donald Jones
Date:    9/4/97

FORM 10f-3
FUND:    PaineWebber Small Cap Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Ryanair Holdings

2.  Date of Purchase:    5/29/97

3.  Date offering commenced:
5/29/97

3.   Underwriters from whom purchased:    Morgan Stanley

4.   "Affiliated Underwriter" managing or participating in syndicate:
      PaineWebber

5.   Aggregate principal amount of purchase:    206,500

6.   Aggregate principal amount of offering:     79,897,195

7.   Purchase price (net of fees and expenses):     14 3/4

8.   Initial public offering price:    14 3/4

9.   Commission, spread or profit:           %        $   .5303


10.  Have the following conditions been satisfied?
YES
NO


     a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
          of the Securities Exchange Act   of 1934.


____X___


_______


     b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X___



_______


     c.   The underwriting was a firm commitment underwriting.
____X___
_______


     d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____X___


_______


     e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X___


_______


          (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.





___N/A__





_______


     f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.








____X___





_______


     g.   The purchase price was less than 3% of the Fund's total assets.
____X___
_______


     h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.




____X___



_______


Approved:    /s/ Donald Jones
Date:     5/29/97

FORM 10f-3
FUND:    PaineWebber Small Cap Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Damian Energy

2.   Date of Purchase:     6/23/97

3.  Date offering commenced:
6/23/97

3.   Underwriters from whom purchased:     CS First Boston

4.   "Affiliated Underwriter" managing or participating in syndicate:
      PaineWebber

5.   Aggregate principal amount of purchase:     270,000

6.   Aggregate principal amount of offering:     81,000,000

7.   Purchase price (net of fees and expenses):    13 1/2

8.   Initial public offering price:    13 1/2

9.   Commission, spread or profit:           %        $   .555


10.  Have the following conditions been satisfied?
YES
NO


     a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
          Exchange Act   of 1934.


____X___


_______


     b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X___



_______


     c.   The underwriting was a firm commitment underwriting.
____X___
_______


     d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____X___


_______


     e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X___


_______


          (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.





___N/A__





_______


     f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____X___




_______


     g.   The purchase price was less than 3% of the Fund's total assets.
____X___
_______


     h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



____X___



_______


Approved:     /s/ Donald Jones
Date:     6/30/97
FORM 10f-3
FUND:    PaineWebber Small Cap Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    General Communication
2.   Date of Purchase:    7/25/97
3.  Date offering commenced: 7/25/97
3.   Underwriters from whom purchased:    Salomon Brothers

4.   "Affiliated Underwriter" managing or participating in syndicate:
      PaineWebber

5.   Aggregate principal amount of purchase:     145,000

6.   Aggregate principal amount of offering:     100,050,000

7.   Purchase price (net of fees and expenses):     7.250

8.   Initial public offering price:     7.250

9.   Commission, spread or profit:           %          $   .2393


10.  Have the following conditions been satisfied?
YES
NO


     a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
          of the Securities Exchange Act   of 1934.


____X___


_______


     b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X___



_______


     c.   The underwriting was a firm commitment underwriting.
____X___
_______


     d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____X___


_______


     e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X___


_______


          (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.





___N/A__





_______


     f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____X___




_______


     g.   The purchase price was less than 3% of the Fund's total assets.
____X___
_______


     h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



____X___



_______


Approved:     /s/ Donald Jones
Date:   7/29/97